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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): February 17, 1998



                        CLEAN DIESEL TECHNOLOGIES, INC.
                  (Name of Registrant as Specified in Charter)


         Delaware                      0-27432                 06-1393453
 (State  or Other Juris-          (Commission File            (IRS Employer
diction of Incorporation)              Number)            Identification Number)


                         Suite 702, 300 Atlantic Street
                               Stamford CT 06901
                    (Address of Principal Executive Offices)


                                 (203) 327-7050
              (Registrant's telephone number, including area code)


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Item 5. Other Events

     On February 17, 1998 the registrant issued the press release attached as Schedule A to this report on Form 8-K.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Clean Diesel Technologies, Inc.


Date: February 17, 1998                          By:____________________________
                                                        Charles W. Grinnell
                                                        Corporate Secretary

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                                                 Schedule A to Form 8-K
                                                 February 1998
                                                 Clean Diesel Technologies, Inc.

[CLEAN DIESEL LETTERHEAD]

FOR RELEASE February 17, 1998 at 4:00 PM EST
--------------------------------------------
Contact:   Allen & Caron Inc   or   James M. Valentine, COO
           Mark Alvino (investors)  Clean Diesel Technologies, Inc.
           212-698-1360             203-327-7050
           Owen Daley (media)
           714-252-8440

                        CLEAN DIESEL ARRANGES SHORT-TERM
                       FINANCING PROVIDED BY FUEL-TECH NV

STAMFORD, CT (February 17, 1998)....Following the successful testing of its bimetallic additive for diesel fuel, Clean Diesel Technologies, Inc. (Nasdaq:
CDTI) announced today that it has arranged a short-term loan to fund operations while the Company continues to pursue options for longer-term financing. These include negotiations already in process with financial investors, and discussions with customers and other strategic investors.
         The loan ($500,000) has been arranged from Fuel-Tech N.V. (Nasdaq:
FTEKF) which already owns 27.4 percent of the common stock of CDT. The loan is secured against the patents and intellectual property of the Company. As a result of the loan, the Company believes it will have sufficient cash balances to fund its operations through mid-June, 1998.
         The Company believes that it will be successful in raising additional capital to continue development and operations and to place it in compliance with new NASDAQ requirements for continued listing that will be effective on February 23. There is no guarantee that the Company will be able to raise capital on satisfactory terms, nor, absent such capital, that the Company's NASDAQ listing can be maintained. Nonetheless, the Company will pursue any and all available options to maximize shareholder value.
         The Company has developed a bimetallic platinum-based fuel additive marketed under the Platinum Plus(R) trade name for use in diesel and gasoline fuel. Extensive testing of the additive on light duty and heavy duty diesels has confirmed reduction in emission of up to 25 percent particulates, 35 percent hydrocarbons, and 15 percent carbon monoxide. Modest reduction in nitrogen oxide emissions and improvement in fuel economy have also been reported. The latinum additive is compatible with diesel catalytic oxidizers and particulate filters, and substantially improves the regeneration performance of particulate filters enabling the filter to be continuously regenerated under normal operating conditions. The Company is engaged in several commercial demonstrations with engine manufacturers, oil companies, and emission control companies interested in application of CDT's Platinum Plus for new vehicles, existing vehicles, and for cleaner burning diesel fuels.

                                 MORE-MORE-MORE





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CLEAN DIESEL ARRANGES SHORT-TERM FINANCING
Page 2-2-2

Clean Diesel Technologies, Inc. is a development-stage company with patent-protected products that reduce emission from diesel engines while simultaneously improving fuel economy and power. R&D efforts and products are grouped into two categories: Platinum Fuel Catalysts and NOx Reduction Systems. Platinum Plus is a registered trademark of Clean Diesel Technologies, Inc.

Certain statements in this news release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known or unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.
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